UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2023

TIMBER PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37411	59-3843182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Mountainview Road, Suite 100,
Warren, NJ 07059
(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 636-7160

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TMBR	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.          Submission of Matters to a Vote of Security Holders

On November 17, 2023, Timber Pharmaceuticals, Inc. (the “Company”) held its Special Meeting of Stockholders (the “Special Meeting”). The matters voted on at the Special Meeting were: (1) to adopt the Agreement and Plan of Merger (the “Merger Agreement”) with LEO US Holding, Inc., a Delaware corporation, LEO Spiny Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Parent and LEO Pharma A/S, a Danish Aktieselskabt; (2) to approve, on an advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with or following the consummation of the Merger (as defined in the Merger Agreement); and (3) to adjourn the Special Meeting if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting or any adjournment or postponement thereof. Proxies representing at least 34% percent of the voting power of the capital stock issued and outstanding and entitled to vote at the Special Meeting have been received.  Accordingly, a quorum was present for the transaction of business.

The proposal to approve the Merger Agreement was not approved by a majority of the outstanding shares of common stock entitled to vote thereon. The proposal to approve, on an advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with or following the consummation of the Merger, was approved by a majority of the votes cast. The proposal to adjourn the Special Meeting if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting or any adjournment or postponement thereof, was approved by a majority of the votes cast.

The precise number of votes will be set forth in a subsequent Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBER PHARMACEUTICALS, INC.

Date: November 17, 2023	By:	/s/ John Koconis
	Name:	John Koconis
	Title:	Chief Executive Officer